JANUS ASPEN SERIES

                                Retirement Shares

     Supplement Dated December 31, 1999 to Prospectus Dated August 20, 1999

     THIS INFORMATION SUPPLEMENTS THE PROSPECTUS FOR THE RETIREMENT SHARES OF JANUS ASPEN SERIES DATED AUGUST 20, 1999. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CONTACT YOUR PLAN SPONSOR.

     The following information should be added to the biographies in the Investment Personnel/Portfolio Managers' section of the Prospectus.

     Effective January 1, 2000, Laurence J. Chang will be co-manager of Worldwide Growth Portfolio. Prior to serving as co-manager of Worldwide Growth Portfolio, he served as assistant portfolio manager of Worldwide Growth Portfolio since 1996 and has co-managed Janus Worldwide Fund since September 1999. Currently, he is Executive Vice President and co-manager of International Growth Portfolio and Janus Overseas Fund which he has co-managed since May 1998 and April 1998, respectively. He served as assistant portfolio manager for these funds since 1996. Mr. Chang joined Janus Capital in 1993 after receiving an undergraduate degree with honors in Religion and Philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. Mr. Chang is a Chartered Financial Analyst.

     Effective January 1, 2000, Blaine P. Rollins will be Executive Vice President and portfolio manager of Growth Portfolio replacing Jim Craig who previously managed Growth Portfolio from inception to December 1999. Prior to serving as manager of Growth Portfolio, Mr. Rollins served as Executive Vice President and portfolio manager of Balanced Portfolio from May 1996 to December 1999, Equity Income Portfolio from inception to December 1999, and assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

     Effective January 1, 2000, Karen L. Reidy will be Executive Vice President and portfolio manager of Equity Income Portfolio and Balanced Portfolio. She replaces Blaine P. Rollins who previously managed Equity Income Portfolio and Balanced Portfolio. She is also an assistant portfolio manager of Growth
Portfolio. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. Ms. Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She is a Chartered Financial Analyst.

     Effective January 1, 2000, John Schreiber will be assistant portfolio manager of Growth Portfolio, Balanced Portfolio and Equity Income Portfolio. Mr. Schreiber joined Janus in 1997 as an equity research analyst. Prior to joining Janus, he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and a Master of Business Administration from Harvard University. He is a Chartered Financial Analyst.

     The following replaces Classes of Shares in the Other Information section of the Prospectus:

     Each Portfolio currently offers three classes of Shares, one of which, the Retirement Shares, are offered pursuant to this Prospectus. The Shares offered by this Prospectus are available only to qualified retirement plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Institutional Shares of each Portfolio are offered by separate prospectus and are available only in connection with and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares of each Portfolio are offered by separate prospectus and are available only in connection with variable insurance contracts and certain qualified retirement plans offered by entities that require payment for distribution and shareholder servicing. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about either Institutional Shares of Service Shares, please call 1-800-525-0200. ARSUP1299